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                                                                 EXHIBIT 10.9(a)


                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT

           WHEREAS, an employment agreement was entered into between Central European Distribution Corporation, a Delaware corporation (the "Company"), and William V. Carey (the "Executive") as of December 23, 1997 (the "Agreement"); and

           WHEREAS, in connection with the Company's initial public offering, the Company and the Executive have agreed that it is in the Company's and the Executive's best interests to amend the Agreement as set forth herein;

           NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Agreement and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

           1. Section 5 of the Agreement shall be amended to delete the following sentence: "The Base Salary shall be increased no less than $25,000 one year after the effective date of this Agreement and by another $25,000 two years after the effective date of this Agreement and may be increased further at the discretion of the Board."

           IN WITNESS WHEREOF, the undersigned have duly executed this amendment to the Agreement, or have caused this amendment to be duly executed on their behalf, as of May 13, 1998.

                                       CENTRAL EUROPEAN DISTRIBUTION
                                       CORPORATION

                                       By: /s/ Jeffrey Peterson
                                          ------------------------------------
                                               Name: Jeffrey Peterson
                                               Title: Vice Chairman

                                       THE EXECUTIVE

                                       /s/ William V. Carey
                                       ---------------------------------------
                                       William V. Carey